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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   October 20, 1998
                                                       -------------------------


                                ISS GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
         Delaware                                    0-23655                                58-2362189
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(State or other jurisdiction                 (Commission File Number)                       (IRS Employer
of incorporation)                                                                            Identification No.)


6600 Peachtree-Dunwoody Road, Embassy Row, Bldg. 300, Ste. 500, Atlanta, GA   30328
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(Address of principal executive offices)                                   (Zip Code)
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Company's telephone number, including area code:          (678) 443-6000
                                                --------------------------------



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         (Former name or former address, if changed since last report.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 6, 1998 the Registrant acquired March Information Systems, a corporation organized under the laws of England and Wales ("March"), by the acquisition (the "March Acquisition") of all the issued and outstanding capital stock of March. The March Acquisition was effected pursuant to a Stock Purchase Agreement ("the Agreement") dated October 6, 1998, by and between the Registrant, March and its shareholders. Under the terms of the Agreement, the Registrant acquired all of the outstanding stock of March in exchange for $4.75 million in cash and 120,000 shares of the Registrant's Common Stock. The March Acquisition will be reflected in the Registrant's financial statements using the purchase method of accounting.

         The shares of Common Stock issued to the shareholders of March were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 provided by Regulation S.

         March Information Systems is a developer of Windows NT and Unix-based security assessment technologies.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------
                  As of the date of this filing, it is impracticable for the Registrant to provide the financial statements of March for the fiscal year ending March 31, 1998. In accordance with the requirements of Item 7(a) of Form 8-K, the requisite financial statements, if any, will be filed within 60 days after the date that this initial report on Form 8-K must be filed, as a part of a subsequent filing on Form 8-K.

          (b)     Pro Forma Financial Information.
                  --------------------------------
                  As of the date of this filing, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b) of Form 8-K. In accordance with the requirements of Item 7(b) of Form 8-K, the requisite pro forma financial information, if any, will be filed within 60 days after the date that this initial report on Form 8-K must be filed, as a part of a subsequent filing on Form 8-K.


          (c)     Exhibits.

                  2.1 Stock Purchase Agreement, dated October 6, 1998, by and among the Registrant, March Information Systems and its shareholders. (The schedules and exhibits which are referenced in the table of contents and elsewhere in such Agreement are hereby incorporated by reference. Such schedules and exhibits which are not included as exhibits to this Form 8-K will be furnished supplementally to the Commission upon request.)

                  99.1 Text of press release of the Registrant, dated October 6, 1998 (announcing the March Acquisition).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ISS GROUP, INC.


Dated:   October 20, 1998                     By:/S/ Richard Macchia
                                                 -------------------------
                                                 Richard Macchia
                                                 Vice President and
                                                 Chief Financial Officer



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                                 EXHIBIT INDEX
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

Exhibit
Number
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
2.1 Stock Purchase Agreement dated October 6, 1998, by and among the Registrant, March Information Systems and its shareholders.

99.1 Text of press release of the Registrant, dated October 6, 1998, announcing the March Acquisition.
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